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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 13, 2002

                            MCK COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

            DELAWARE                          000-27703                   06-1555163
--------------------------------      ------------------------        -------------------
 (State or other jurisdiction of      (Commission File Number)         (I.R.S. Employer
         incorporation)                                               Identification No.)
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                               117 KENDRICK AVENUE
                                NEEDHAM, MA 02494
                    ----------------------------------------
                    (Address of principal executive offices)

                                 (617) 454-6100
              ----------------------------------------------------
              (Registrant's telephone number, including area code)
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ITEM 9. REGULATION FD DISCLOSURE

         On August 13, 2002, MCK Communications, Inc. (the "Company") filed its
Annual Report on Form 10-K for the fiscal year ended April 30, 2002 (the "Annual
Report") with the Securities and Exchange Commission.

         In connection with the Annual Report, the undersigned Chief Executive
Officer and Chief Financial Officer of the Company hereby certify, that based on their knowledge and with respect to information for the fiscal year ended April
30, 2002: 1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and 2) the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company for that period.

         Due to changes in the Company's management and personnel and other factors, the undersigned lack the personal knowledge on which to base the above certification with respect to the prior period comparative information contained in the Annual Report, although the undersigned are not aware of information which would preclude such a certification with respect to such prior period information.


/s/ Glenda N. Davis
----------------------------------------
Glenda N. Davis, Chief Executive Officer


/s/ Gerald J. Mcgovern
----------------------------------------
Gerald J. McGovern, Chief Financial Officer


The foregoing certifications are not being filed as part of the Annual Report, this report or as a separate disclosure document.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2002                  MCK COMMUNICATIONS, INC.

                                       By:  /s/ Gerald J. McGovern
                                            ------------------------------------
                                            Gerald J. McGovern
                                            Chief Financial Officer